UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 23, 2006

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On October 20, 2005, Jackson Hewitt Tax Service Inc. (the “Company”) timely submitted its annual CEO certification to the New York Stock Exchange (“NYSE”) for the fiscal year 2005, certifying that as of that date the Company’s CEO was unaware of any violation by the Company of the NYSE corporate governance listing standards. The Company, however, inadvertently omitted the following statement in its 2006 Annual Report to stockholders on Form 10-K as required by the commentary to Section 303A.12(a) of the NYSE Listed Company Manual: “On October 20, 2005, the Company submitted, without qualification, its annual CEO certification to the New York Stock Exchange.” The Company hereby discloses the submission of the CEO certification to the NYSE on October 20, 2005, which certification was unqualified. The Company has been verbally advised by the NYSE that by including the required disclosure in this Current Report on Form 8-K it has cured this non-compliance with the commentary to Section 303A.12(a) of the NYSE Listed Company Manual. To the extent required, the Company will include this disclosure in future annual reports.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President and Chief Financial Officer

Date: October 23, 2006

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